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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 2004
                                                          -------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21052                    35-1828377
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


555 Theodore Fremd Avenue, Rye, New York                             10580
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (914) 967-9400
                                                           --------------



         (Former name or former address, if changed since last report.)



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Item 2.  Acquisition of Assets

         On June 28, 2004, we acquired The United States Playing Card Company ("USPC"), the world's largest manufacturer and distributor of playing cards. The international holdings of Bicycle Holding, Inc. ("BHI"), the indirect parent company of USPC, include Naipes Heraclio Fournier, S.A., a leading playing card manufacturer in Europe.

         Pursuant to the terms of an amended and restated securities purchase agreement, dated as of April 19, 2004 (the "Securities Purchase Agreement"), Jarden Corporation (the "Company") acquired approximately 75% of the issued and outstanding capital stock of BHI. We intend to purchase the remaining 25% of BHI's issued and outstanding common stock pursuant to the terms of an amended and restated put and call agreement (the "Put and Call Agreement"). The aggregate purchase price (including expenses and excluding contingent consideration) for 100% of BHI's issued and outstanding common stock is approximately $236 million, which has been, or will be, paid as follows:

          o On June 28, 2004, a cash payment (including repayment of BHI debt) of approximately $186 million;

          o upon exercise of our rights under the Put and Call Agreement, payment of approximately $30 million for 25% of the BHI's common stock;

          o during April 2005, payment of $10 million of the holdback for securing indemnification claims; and

          o during April 2006, payment of the remaining $10 million of the holdback for securing indemnification claims.

         In addition to the purchase price, the Securities Purchase Agreement includes an earn-out provision with a total potential payment in cash or our common stock, generally at our election, payable in 2007, with certain exceptions, of an amount up to $10 million based on achieving certain EBITDA targets. If paid, the Company expects to capitalize the cost of the earn-out.

         Our acquisition of BHI was financed at closing with the combination of our available cash and borrowings under our credit facility, which we have amended and restated to, among other things, increase our available borrowings. Further, we obtained an irrevocable letter of credit issued under such credit facility that secures the performance of our obligations with respect to the holdbacks referred to above. See "Item 5 - Other Events" set forth below.

         The gaming industry is highly regulated, and USPC and, in certain cases, the Company are subject to extensive regulation under the laws, rules and regulations of the jurisdictions where its products are used in gaming operations. These laws, rules and regulations generally concern the responsibility, financial stability and character of the owners, managers and persons with financial interests in the gaming operations, such as USPC. Regulatory authorities at the


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federal, state and local levels have broad powers with respect the licensing of
USPC's operations and, among other things, may revoke, suspend, condition or limit USPC's gaming licenses or impose substantial fines on USPC for violations of those laws, rules or regulations. USPC and the Company must maintain USPC's licenses to continue their operations.

         Copies of the Securities Purchase Agreement and the Put and Call Agreement were filed along with the Company's Form 10-Q filed with the SEC on May 7, 2004 as Exhibits 10.1 and 10.2 thereto, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Securities Purchase Agreement, the Put and Call Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete texts of the Securities Purchase Agreement and the Put and Call Agreement.


Item 5.  Other Events

         On June 28, 2004, we refinanced our existing senior indebtedness by closing on an amendment and restatement to our existing credit agreement (the "Existing Agreement"), pursuant to the Second Amended and Restated Credit Agreement, dated as of June 11, 2004 (the "Second Amended and Restated Credit Agreement"), among the Company, the lenders party thereto, Canadian Imperial Bank of Commerce., as Administrative Agent (the "Administrative Agent"), Citigroup North America, Inc., as Syndication Agent, and National City Bank of Indiana and Bank of America, N.A., as Co-Documentation Agents.

         The Second Amended and Restated Credit Agreement, among other things, amended our letter of credit sublimit to the Revolving Credit Facility and provided for an additional term B loan in the amount of $116 million (the "Term Loan B Add On"). In general, the Second Amended and Restated Credit Agreement provides for a senior credit facility for up to $385.5 million of senior secured loans, consisting of a $70 million five-year revolving credit facility (the "Revolving Credit Facility"), a five-year term loan facility in an initial principal amount of $60 million (the "Term Loan A Facility") and two term loan facilities in an aggregate initial principal amount of $266 million (the "Term Loan B Facility").

         The Revolving Credit Facility includes a sublimit of up to an aggregate of $40 million in standby and commercial letters of credit and a sublimit of up to an aggregate of $10 million in swing line loans. As of June 28, 2004, we have drawn $6.9 million under the Revolving Credit Facility and we have used approximately $22 million of availability under the Revolving Credit Facility for the issuance of letters of credit. The holdback associated with the USPC acquisition is secured by a standby letter of credit that, as of June 28, 2004, was $15.2 million. Also, as of June 28, 2004, we borrowed $116 million under the Term Loan B Add On. The funds that we borrowed under the Revolving Credit Facility and the Term Loan B Add On, combined with cash on hand, were used principally to pay the cash consideration for the acquisition of approximately 75% of the issued and outstanding common stock of BHI under the Securities Purchase Agreement. See "Item 2 - Acquisition of Assets" set forth above. Payments of principal under the Term Loan B Facility and the Term Loan B Add On are payable quarterly in


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accordance with specified amortization schedules. The final payment of all amounts outstanding under the Term Loan B Facility, including all amounts under the Term Loan B Add On, is due on April 24, 2008.

         The Revolving Credit Facility, the Term Loan A Facility and the Term Loan B Facility bear interest at a rate equal to (i) the eurodollar rate (as determined by the Administrative Agent) pursuant to an agreed formula or (ii) a base rate equal to the higher of (a) the federal funds rate plus 0.50% and (b) the reference rate of Canadian Imperial Bank of Commerce, plus, (x) for loans under each of the Revolving Credit Facility and the Term Loan A Facility, an applicable margin ranging from 0.75% to 1.50% for base rate loans and from 2.00% to 2.75% for eurodollar rate loans and (y) for loans made under the Term Loan B Facility, 2.25% per annum with respect to eurodollar rate loans and 1.50% per annum with respect to base rate loans.

         Interest under the Revolving Credit Facility, the Term Loan A Facility and the Term Loan B Facility are payable quarterly if a loan is a base rate loan or on a date which is one, two or three months from the date of disbursement, as selected by us, if the loan is a eurodollar rate loan; provided, that for six-month eurodollar rate loans, interest shall be paid quarterly.

         The Second Amended and Restated Credit Agreement contains certain restrictions on the conduct of our business, including, among other things, restrictions, generally, on:

          o    incurring debt;

          o    disposing of certain assets;

          o    making investments;

          o    exceeding certain agreed capital expenditures;

          o    creating or suffering liens on our assets;

          o completing certain mergers, consolidations, and with permitted exceptions, acquisitions (other than the acquisition of BHI);

          o    declaring dividends;

          o    redeeming or prepaying other debt; and

          o    transactions with affiliates.

         The Second Amended and Restated Credit Agreement also requires us to maintain the following financial covenants:

          o our consolidated net worth may not be at any time less than the sum of:

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          o    $181,000,000;

          o an amount equal to 50% of our consolidated net income earned in each fiscal quarter ending after March 30, 2004 (with no deduction for a net loss in any such fiscal quarter); and

          o an amount equal to 100% of the aggregate increases in the stockholders' equity of the Company and our subsidiaries after September 2, 2003, by reason of the issuance and sale of our capital stock (including upon any conversion of our debt securities into our capital stock);

     o our total leverage ratio as of the end of any four-quarter period may not be greater than the ratio set forth below opposite such four-quarter period:

          ----------------------------------------------------------------------
          Four-Quarter Period ending closest to:  Maximum Total Leverage Ratio
          --------------------------------------  ------------------------------

          March 31, 2004;
          June 30, 2004;                                  3.50 to 1.00
          September 30, 2004;
          December 31, 2004; and
          March 31, 2005

          --------------------------------------  ------------------------------

          June 30, 2005;
          September 30, 2005;                             3.25 to 1.00
          December 31, 2005; and
          March 31, 2006

          --------------------------------------  ------------------------------

          June 30, 2006 and thereafter                    3.00 to 1.00

          ----------------------------------------------------------------------


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     o    our senior leverage ratio as of the end of any four-quarter period may not be greater than the ratio set forth below opposite such four-quarter period:

          ----------------------------------------------------------------------
          Four-Quarter Period ending closest to:  Maximum Senior Leverage Ratio
          --------------------------------------  ------------------------------

          March 31, 2004;
          June 30, 2004;                                  2.25 to 1.00
          September 30, 2004;
          December 31, 2004; and
          March 31, 2005

          --------------------------------------  ------------------------------

          June 30, 2005;
          September 30, 2005;                             2.00 to 1.00
          December 31, 2005; and
          March 31, 2006

          --------------------------------------  ------------------------------

          June 30, 2006 and thereafter                    1.75 to 1.00

          ----------------------------------------------------------------------

          ; and

     o our fixed charge ratio as of the end of any applicable period may not be less than 1.25 to 1.00.

         However, the Second Amended and Restated Credit Agreement does not make any significant restrictions on our or our domestic subsidiaries' ability to obtain funds from their respective subsidiaries by dividend or loan.

         The occurrence of certain events or conditions described in the Second Amended and Restated Credit Agreement (subject to grace periods in certain cases) constitutes an event of default. If an event of default occurs, the Administrative Agent may, at the request or consent of the Lenders, among other things, declare the entire outstanding balance of principal and interest of all outstanding loans to be immediately due and payable. The events of default include, among other things:

     o our failure to pay any principal, interest, or other fees on the loans made under the Second Amended and Restated Credit Agreement when due;

     o our failure to make payment on other indebtedness or contingent liabilities when due;

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     o    any material judgment or order entered against us;

     o    any inaccuracy in the representations and warranties;

     o we incur any of certain specified liabilities under the Employee Retirement Income Security Act of 1974;

     o any of the loan documents under the Second Amended and Restated Credit Agreement cease to be in full force and effect;

     o failure to observe certain covenants under the Second Amended and Restated Credit Agreement (including, e.g., the financial covenants);

     o bankruptcy, insolvency or receivership proceedings with respect to the Company; and

     o    a change of control of the Company.

         The Second Amended and Restated Credit Agreement provides that we shall make required prepayments of the Term Loan A, the Term Loan B and the Revolving Loan, including, among other things, upon the happening of the following events:

     o    in the event that our total leverage ratio is greater than 3.00 to
          1.00 as of the end of any fiscal year, beginning with the fiscal year ending December 31, 2005, we must make a prepayment in an amount equal to fifty percent (50%) of the amount of excess cash flow, each such prepayment to be made on the date our and our subsidiaries' financial statements for such fiscal year are required to be delivered (or if earlier, the date such financial statements are delivered) pursuant to the Second Amended and Restated Credit Agreement;

     o we must make, or must cause each applicable subsidiary to make, a prepayment with respect to each private or public offering of equity securities of the Company or any of our subsidiaries (other than equity securities issued to the Company or a guarantor) in an amount equal to fifty percent (50%) of the net proceeds of each issuance of equity securities of the Company or any of our subsidiaries, each such prepayment to be made within ten (10) business days of receipt of such proceeds and upon not less than five (5) business days' prior written notice to the Administrative Agent;

     o we must make, or must cause each applicable subsidiary to make, a prepayment in an amount equal to one hundred percent (100%) of the net proceeds from each Disposition (as defined below) other than certain Permitted Dispositions (as defined below), each such prepayment to be made within ten (10) business days of receipt of the net proceeds thereof and upon not less than five (5) business

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          days' prior written notice to the Administrative Agent. A
          "Disposition" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. A Disposition shall not include (a "Permitted Disposition"):

     o Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

     o    Dispositions of inventory in the ordinary course of business;

     o Dispositions by the Company or any of our subsidiaries of equipment or real property which is replaced by equipment or real property of substantially equivalent or greater utility and value within ninety
          (90) days of the date of disposition thereof, provided that if the fair market value of the property so disposed of is greater than $10,000,000, the Administrative Agent will have received notice of such disposition from us not less than twenty (20) days prior to the consummation of such disposition;

     o Dispositions of property (i) by any of our subsidiaries to a guarantor, (ii) by us or any guarantor to any guarantor, and (iii) by any of our subsidiaries that is not a guarantor to any other of our subsidiaries that is not a guarantor;

     o any of our subsidiaries may merge with or transfer substantially all its assets (upon voluntary liquidation or otherwise) to any guarantor, provided that, if a merger, the guarantor must be the continuing or surviving person, and provided further that if a transfer of assets in the form of a sale by a subsidiary that is not a guarantor, the sale shall be at fair market value and the aggregate amount of all such sales will not exceed $10,000,000;

     o any of our subsidiaries substantially all of whose assets consist of other subsidiaries' securities or other equity securities in any person may merge with or transfer substantially all its assets (upon voluntary liquidation or otherwise) to us, provided that, if a merger, we will be the continuing or surviving person, and provided further that if a transfer of assets in the form of a sale by a subsidiary that is not a guarantor, the sale will be at fair market value and the aggregate amount of all such sales will not exceed $10,000,000;

     o any of our subsidiaries that is not a guarantor may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to any one or more subsidiaries that is not a guarantor;

     o Dispositions not otherwise permitted by above, so long as the aggregate fair market value of all such property so disposed in any fiscal year of the Company does not exceed $50,000,000 and the net proceeds therefrom are applied in accordance with the Second Amended and Restated Credit Agreement; and

     o in the event that the net proceeds received from insurance carried with respect to the collateral securing our obligations under the Second Amended and Restated Credit Agreement and the other loan documents is not completely and fully utilized for the repair or replacement of such collateral, we must make, or must cause each applicable subsidiary to make, a prepayment in an amount equal to one hundred percent (100%) of the net proceeds received with respect to such insurance that is not so utilized.

         In connection with entering into the Second Amended and Restated Credit Agreement, the following domestic subsidiaries have agreed to guarantee our obligations under the Second Amended and Restated Credit Agreement: Hearthmark, LLC, Quoin, LLC, Alltrista Plastics Corporation, Alltrista Newco Corporation, Alltrista Zinc Products, L.P., Tilia, Inc. (formerly known as Alltrista Acquisition I, Inc.), Tilia Direct, Inc. (formerly known as Alltrista Acquisition II, Inc.), Tilia International, Inc. (formerly known as Alltrista Acquisition III, Inc.), Lehigh Consumer Products Corporation, Loew-Cornell, Inc., Jarden Acquisition I, Inc., BHI, USPC Holding, Inc. and USCP (the "Guarantors").

         Pursuant to a securities pledge agreement entered into in connection with the Existing Agreement, as amended by the Consolidated Security Instrument Amendment, dated as of September 2, 2003, among the Company, the Guarantors, and Bank of America, as Administrative Agent (the "Consolidated Security Instrument Amendment") entered into in connection with the Existing Agreement and as otherwise supplemented or modified on or prior to June 28, 2004, all obligations under the Second Amended and Restated Credit Agreement are secured by a security interest in all of the capital stock or other equity interests of each of our existing or future direct or indirect domestic subsidiaries (other than Immaterial Subsidiaries), and 65% of the voting capital stock or other equity interests and 100% of the nonvoting stock or other equity interests of each of our (or any of our direct or indirect domestic subsidiaries') existing or future direct foreign subsidiaries. Pursuant to the terms of a security agreement and an intellectual property security agreement, each entered into in connection with the Existing Agreement, as amended by the Consolidated Security Instrument Amendment and as otherwise amended, supplemented or modified on or prior to June 28, 2004 (including as amended by Amendment No. 3 to Security Agreement, dated as of June 11, 2004, among us, the Guarantors and the Administrative Agent) the obligations under the Second Amended and Restated Credit Agreement are also secured by a security interest in substantially all of the personal property owned by us and our domestic subsidiaries that are not Immaterial Subsidiaries.

         Copies of the Second Amended and Restated Credit Agreement and Amendment No. 3 to Security Agreement are attached to this report as Exhibits
10.1 and 10.2, respectively, and are incorporated herein by reference as though fully set forth herein. Other documents entered into

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by us and our subsidiaries in connection with the Existing Agreement listed as
Exhibits 10.3 through 10.8 to this report and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Second Amended and Restated Credit Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Second Amended and Restated Credit Agreement and the other agreements listed as Exhibits 10.2 through 10.8 to this report.


Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

         An audited consolidated balance sheet of Bicycle Holding, Inc. and related audited consolidated statements of income and cash flows at and for the fiscal year ended September 28, 2003 will be filed as an amendment to this report within 60 days of the filing hereof as permitted by Item 7 of Form 8-K.

         Unaudited balance sheets of Bicycle Holding, Inc. as of March 31, 2003 and 2004 and the related unaudited consolidated statements of income and cash flows for each of the six-months ended March 31, 2003 and 2004 will be filed as an amendment to this report within 60 days of the filing hereof as permitted by
Item 7 of Form 8-K.

         (b)  For Forma financial Information.

         Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 of the Company that gives effect to the acquisition of Bicycle Holdings, Inc. as if it had occurred on January 1, 2003 will be filed as an amendment to this report within 60 days of the filing hereof as permitted by Item 7 of Form 8-K.

         Unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 of the Company and condensed consolidated statement of operations for the three months ended March 31, 2004 will be filed as an amendment to this report within 60 days of the filing hereof as permitted by Item 7 of Form 8-K.

         (c)  Exhibits.

         The following Exhibits are filed herewith as part of this report:

Exhibit      Description
-------      -----------

*10.1 Second Amended and Restated Credit Agreement, dated as of June 11, 2004, among the Company, the lenders party thereto, Canadian Imperial Bank of Commerce., as Administrative Agent, Citigroup North America, Inc., as Syndication Agent, and National City Bank of Indiana and Bank of America, N.A., as Co-Documentation Agents.

Exhibit      Description
-------      -----------

*10.2 Amendment No. 3 to Security Agreement, dated as of June 11, 2004, among Jarden Corporation and certain of its subsidiaries party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

10.3 Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of September 27, 2002, among the Company, the Guarantors, Bank of America, N.A., as Administrative Agent and Lender, and the other lenders party thereto (filed as Exhibit 10.8 to the Company's Current Report on Form 8-K, filed with the Commission on February 14, 2003, and incorporated herein by reference).

10.4 Guaranty Agreement, dated as of April 24, 2002, by Alltrista Newco Corporation, Alltrista Plastics Corporation, Alltrista Unimark, Inc., Alltrista Zinc Products, L.P., Caspers Tin Plate Company, Hearthmark, Inc., Lafayette Steel & Aluminum Corporation, LumenX Corporation, Penn Video, Inc., Quoin Corporation, Tilia, Inc., Tilia Direct, Inc., Tilia International, Inc., TriEnda Corporation, and Unimark Plastics, Inc. to Bank of America, NA., as administrative agent (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.5 Security Agreement, dated as of April 24, 2002, among the Company, Alltrista Newco Corporation, Alltrista Plastics Corporation, Alltrista Unimark, Inc., Alltrista Zinc Products, L.P., Caspers Tin Plate Company, Hearthmark, Inc., Lafayette Steel & Aluminum Corporation, LumenX Corporation, Penn Video, Inc., Quoin Corporation, Tilia, Inc., Tilia Direct, Inc., Tilia International, Inc., TriEnda Corporation, Unimark Plastics, Inc., and Bank of America, N.A., as administrative agent (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K, filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.6 Intellectual Property Security Agreement, dated as of April 24, 2002, among the Company, Alltrista Newco Corporation, Alltrista Plastics Corporation, Alltrista Unimark, Inc., Alltrista Zinc Products, L.P., Caspers Tin Plate Company, Hearthmark, Inc., Lafayette Steel & Aluminum Corporation, LumenX Corporation, Penn Video, Inc., Quoin Corporation, Tilia, Inc., Tilia Direct, Inc., Tilia International, Inc., TriEnda Corporation, Unimark Plastics, Inc., and Bank of America, N.A., as administrative agent (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K, filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.7         Securities Pledge Agreement, dated as of April 24, 2002, among the
             Company,

Exhibit      Description
-------      -----------

             Quoin Corporation, Alltrista Newco Corporation, Caspers Tin Plate Company, and Bank of America, NA., as administrative agent (filed as Exhibit 10.5 to the Company's Current Report on Form 8-K, filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.8 Consolidated Amendment to Guaranty and Security Instruments, dated as of September 2, 2003, among the Company, the Guarantors, and Bank of America, N.A., as administrative agent (filed as Exhibit
             10.4 to the Company's Current Report on Form 8-K, filed with the Commission on September 5, 2003, and incorporated herein by reference).

10.9 Securities Purchase Agreement, dated as of February 24, 2004, as amended and restated as of April 19, 2004, by and among Bicycle Holding, Inc. the sellers identified therein, the seller representative identified therein and Jarden Corporation (filed as Exhibit 10.1 to the Company's Quarterly Report on form 10-Q filed with the Commission on May 7, 2004, and incorporated herein by reference).

10.10 Put and Call Agreement, dated as of February 24, 2004, as amended and restated as of April 19, 2004, by and among the shareholders of Bicycle Holding, Inc. set forth on the signature pages thereto and Jarden Corporation (filed as Exhibit 10.2 to the Company's Quarterly Report on form 10-Q, filed with the Commission on May 7, 2004, and incorporated herein by reference).











--------------------
* Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 12, 2004


                                            JARDEN CORPORATION


                                         By: /s/ Desiree DeStefano
                                             ----------------------------
                                             Name: Desiree DeStefano
                                             Title: Senior Vice President